PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 29, 2026

to Prospectus dated April 27, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

This Supplement is to inform you that there are changes to the Key Information Table in the prospectus.

Portfolio Company Fees and Expenses Change:

Effective immediately, the section titled “Are There Ongoing Fees and Expenses?” in the table in the Key Information section of the prospectus is replaced with the following to restate the Portfolio Company fees and expenses.

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are There Ongoing Fees and Expenses?

Yes.

The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any Advisory Fees paid to third party financial professionals from your Account Value or other assets. If such Advisory Fees were reflected, the fees and expenses disclosed below would be higher.

Annual Fee	Minimum	Maximum
Base Contract Fees	0.250%*	0.416%*
Portfolio Company fees and expenses[1]	0.28%	1.13%
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.10%*	0.10%*

*Charge based on a percentage of the net assets allocated to the Variable Options.

1. Charge based on a percentage of net assets allocated to the Variable Options. We assess a Fund Access Charge on Account Value invested in certain Variable Options. The maximum Fund Access Charge associated with each Variable Option is included when determining the minimum and maximum Portfolio fees and expenses in the table. Please refer to the “Charges and Adjustments” section and “Appendix A” for further information.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Market Value Adjustments that substantially increase costs.

MYROCKADVNY2026SUP1

Lowest Annual Cost $707	Highest Annual Cost $1,668

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive Portfolio fees and expenses

•   No optional benefits

•   No sales charges or Advisory Fees

•   No additional Purchase Payments, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of optional benefits and Portfolio fees and expenses

•   No sales charges or Advisory Fees

•   No additional Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” section of this prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

MYROCKADVNY2026SUP1